                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                AUGUST 10, 1998
                -----------------------------------------------



                          OUTDOOR COMMUNICATIONS, INC.
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)




          DELAWARE                   000-22713                38-3286430
----------------------------   -----------------------     ------------------
(State or other jurisdiction   (Commission file number)       (IRS employer
     of incorporation)                                     identification no.)



                512 TAYLOR STREET, CORINTH, MISSISSIPPI      38834
             -------------------------------------------   ---------
               (Address of principal executive offices)    (Zip Code)



                                (601) 286-3334
                        -------------------------------
                        (Registrant's telephone number)
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ITEM 5.  OTHER EVENTS.

     On August 10, 1998, Outdoor Communications, Inc. ("OCI"), the stockholders of OCI and Lamar Advertising Company ("Lamar") entered into a Stock Purchase Agreement (the "Purchase Agreement") which is filed herewith as Exhibit 2.1 and
                                                                -----------
incorporated herein by reference, pursuant to which Lamar will acquire 100% of OCI's outstanding equity for $385 million dollars including the assumption of
debt (the "Acquisition").   The Acquisition is subject to approval under the
Hart-Scott-Rodino Antitrust Improvements Act (the "Act") and the satisfaction of other customary closing conditions. The Acquisition is expected to be consummated within five days after receiving approval under the Act.

     Lamar issued a press release announcing the Acquisition on August 12, 1998, which is filed herewith as Exhibit 99.1 and is incorporated herein by reference.
                           ------------

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired:         Not Applicable
     (b)  Pro Forma Financial Information:                   Not Applicable
     (c)  Exhibits:

          2.1 Stock Purchase Agreement dated August 10, 1998 between Outdoor Communications, Inc., the Stockholders of Outdoor Communications, Inc. and Lamar Advertising Company.*

          99.1   Press release of Lamar Advertising Company dated
                 August 12, 1998.


          *The Registrant will supply the Securities and Exchange Commission upon request with copies of any exhibit or schedule to Exhibit 2.1 which is not included herein.

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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date: August 20, 1998               OUTDOOR COMMUNICATIONS, INC.


                                    /s/ Ricky W. Thomas
                                    -----------------------------------------
                                    By:    Ricky W. Thomas
                                    Title: Chief Financial Officer

                                      -2-
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                                 EXHIBIT INDEX
                                 -------------

     2.1 Stock Purchase Agreement dated August 10, 1998 between Outdoor Communications, Inc., the Stockholders of Outdoor Communications, Inc. and Lamar Advertising Company.*

     99.1   Press release of Lamar Advertising Company dated August 12, 1998.


     *The Registrant will supply the Securities and Exchange Commission upon request with copies of any exhibit or schedule to Exhibit 2.1 which is not included herein.

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